     As Filed with the Securities and Exchange Commission on April 8, 2003

                                                           Registration No. 333-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933


                                EATON CORPORATION
               (Exact name of issuer as specified in its charter)

                 Ohio                              34-0196300
    ------------------------------    -------------------------------------
        (State of Incorporation)        (IRS Employer Identification No.)

                       Eaton Center, Cleveland, Ohio 44114
                    (Address of principal executive offices)


                  1996 NON-EMPLOYEE DIRECTOR FEE DEFERRAL PLAN

                              (Full Title of Plan)


                  E. R. Franklin, Vice President and Secretary
                       Eaton Center, Cleveland, Ohio 44114
                     (Name and address of agent for service)

                     Telephone number, including area code,
                      of agent for service: (216) 523-4103


                         CALCULATION OF REGISTRATION FEE

                                    Proposed        Proposed
Title of                            Maximum         Maximum
Securities            Amount        Offering        Aggregate      Amount of
to be                 to be         Price           Offering      Registration
Registered            Registered    Per Share       Price(1)           Fee
Common Shares
with a par value
of $.50 each          30,000        N/A           $2,235,300        $180.84



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 (based on a closing price of $74.51 on April 1, 2003).

Pursuant to Instruction E to Form S-8, the information contained in registration Statement No. 333-23539 is hereby incorporated by reference into this Registration Statement, except as set forth below under Item 8.

Item 8. Exhibits

        See List of Exhibits at page 3.



                                   SIGNATURES


      The Registrant -- Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on the 8th day of April, 2003.

                                          EATON CORPORATION



                                          By  /s/ E. R. Franklin
                                             -------------------
                                             E. R. Franklin
                                             Vice President
                                             and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            Name                          Title                         Date
            ----                          -----                         ----
          *                   Chairman and Chief Executive         April 8, 2003
-------------------------     Officer; Principal Executive
   Alexander M. Cutler        Officer; Director



          *                   Executive Vice President - Chief
-------------------------     Financial and Planning Officer;
   Richard H. Fearon          Principal Financial Officer


          *                   Vice President and Controller;
-----------------------       Principal Accounting Officer
   Billie K. Rawot

          *                   Director
-----------------------
   Michael J. Critelli

          *                   Director
-----------------------
   Ernie Green

          *                   Director
-----------------------
   Deborah L. McCoy

          *                   Director
-----------------------
   John R. Miller

          *                   Director
-----------------------
   Furman C. Moseley

          *                   Director
-----------------------
   Victor A. Pelson

          *                   Director
-----------------------
   Gary L. Tooker







*By  /s/ DAVID M. O'LOUGHLIN
     -----------------------
     David M. O'Loughlin, Attorney-in-Fact
     for the Officers and Directors
     signing in the capacities indicated

                                  EXHIBIT INDEX



Exhibit
Number
-------
23            Consent of Ernst & Young LLP.

24            Power of Attorney.